UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35774	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

55 Challenger Road	07660
Ridgefield Park, NJ	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code (201) 371-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INOD	The Nasdaq Stock Market LLC
Preferred Stock Purchase Right	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Innodata Inc. (the “Company”) held its Annual Meeting of Stockholders on June 8, 2021. At the Annual Meeting of Stockholders, the Company’s Stockholders (1) elected all four of the Company’s nominees for director; (2) approved the appointment of BDO India LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2021; (3) approved on an advisory basis the compensation of the Company’s named executive officers; and (4) approved the Innodata Inc. 2021 Equity Compensation Plan.

(b)	The following matters set forth in the Company’s Proxy Statement dated April 22, 2021 were voted upon with the results indicated below:

Proposal #1- Election of Directors:

Name	For	Withheld	Broker Non-Votes
Jack S. Abuhoff	11,126,935	1,518,379	4,473,262
Louise C. Forlenza	11,018,490	1,626,824	4,473,262
Stewart R. Massey	10,478,138	2,167,176	4,473,262
Nauman (Nick) Toor	11,036,986	1,608,328	4,473,262

Proposal #2- Ratification of the selection and appointment of BDO India LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021:

For	Against	Abstain
16,998,638	30,963	88,975

Proposal #3- Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
11,752,452	683,220	209,642	4,473,262

Proposal #4- Approval of the Innodata Inc. 2021 Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
10,465,166	1,977,592	202,556	4,473,262

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit No.	Description

99.1	Innodata Inc. 2021 Equity Compensation Plan (incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 22, 2021.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: June 10, 2021	By:	/s/ Amy R. Agress
Amy R. Agress
Senior Vice President and General Counsel